                      AMENDMENT TO PARTICIPATION AGREEMENT

     The Amended and Restated Participation Agreement dated as of May 1, 2000, by and among OPPENHEIMER VARIABLE ACCOUNT FUNDS, OPPENHEIMERFUNDS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (the "Agreement") is hereby amended as follows:

     Schedules A and B of the Agreement are hereby deleted in their entirety and replaced with the Schedules A and B attached hereto, respectively.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:      /s/ Robert G. Zack
        ---------------------------
Name:    Robert G. Zack
        ---------------------------
Title:   Secretary
        ---------------------------


OPPENHEIMERFUNDS, INC.


By:      /s/ Robert G. Zack
        ---------------------------
Name:    Robert G. Zack
        ---------------------------
Title:   Senior Vice President
        ---------------------------


ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


By:     /s/ Mark A. Hug
       ----------------------------
Name:   Mark A. Hug
       ----------------------------
Title:  President
       ----------------------------

                                   SCHEDULE A

                     SEPARATE ACCOUNTS AND VARIABLE PRODUCTS

                             VARIABLE LIFE PRODUCTS

SEPARATE ACCOUNT                   PRODUCT NAME            1933 ACT #      1940 ACT #
----------------                   ------------            ----------      ----------
FR1                                PremierFocus               N/A             N/A

FR2                                PremierFocus               N/A             N/A

FR3                                PremierFocus               N/A             N/A

FR4                                PremierFocus               N/A             N/A

FQ1                                PremierFocus               N/A             N/A

UR1                                PremierFocus               N/A             N/A

UR2                                PremierFocus               N/A             N/A

UR3                                PremierFocus               N/A             N/A

UR4                                PremierFocus               N/A             N/A

UQ1                                PremierFocus               N/A             N/A

FUVUL                          ValuePlus Assurance         333-93031       811-09731
                                  (First Union)

IMO                              Select Life Plus          333-84879       811-09529
                                VUL 2001 (Agency)

IMO                           VUL 2001 Survivorship        333-90995       811-09529

SPVL                              Select SPL II            333-84306       811-08859

                            VARIABLE ANNUITY PRODUCTS

SEPARATE ACCOUNT                   PRODUCT NAME            1933 ACT #      1940 ACT #
----------------                   ------------            ----------      ----------
VA-K                            ExecAnnuity Plus            33-39702       811-6293
                              Allmerica Advantage

VA-K                          Immediate Advantage          333-81861       811-6293

VA-K                            Agency C-Shares            333-38274       811-6293
                                (Premier Choice)

Allmerica Select                Select Resource             33-47216       811-6632

Allmerica Select                 Select Charter            333-63093       811-6632

Allmerica Select                 Select Reward             333-78245       811-6632

Allmerica Select                 Select Acclaim            333-92115       811-6632

                                   SCHEDULE B

                PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

                      Oppenheimer Aggressive Growth Fund/VA
                 Oppenheimer Main Street Growth & Income Fund/VA
                      Oppenheimer Small Cap Growth Fund/VA
                       Oppenheimer Strategic Bond Fund/VA

                                 SERVICE SHARES
                 Oppenheimer Main Street Growth & Income Fund VA
                    Oppenheimer Capital Appreciation Fund VA
                     Oppenheimer Multiple Strategies Fund VA
                      Oppenheimer Global Securities Fund VA
                         Oppenheimer High Income Fund VA